Exhibit 10.4

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of October 28, 2022 (as amended, restated, or otherwise modified from time to time, this “Agreement”), is made by SEASTAR MEDICAL, INC., a Delaware corporation (the “Borrower”) and SEASTAR MEDICAL HOLDING CORPORATION, a Delaware corporation (the “Parent” and, together with the Borrower, the “Borrower Parties”), to, and for the benefit of, LM FUNDING AMERICA, INC., a Delaware corporation (the “Secured Party”).

RECITALS

The Borrower Parties acknowledge the following:

A. Pursuant to that certain Credit Agreement dated as of September 9, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Secured Party, the Secured Party has agreed to make certain financial accommodations available to the Borrower, on the terms and subject to the conditions set forth in the Credit.

B. The Secured Party requires, as a condition to continuing to extend credit under the Credit Agreement, that the Borrower Parties grant the Secured Party a continuing security interest in the Collateral, in accordance with the terms of this Agreement.

C. The Parent is the owner of 100% of the outstanding equity of the Borrower, and will benefit from the extension of credit by Secured Party to the Borrower.

AGREEMENTS

In consideration of the recitals and to induce the Secured Party to continue to extend credit to the Borrower under the Credit Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower Parties hereby agree with the Secured Party as follows:

1. Definitions. Capitalized terms not defined herein or in the recitals have the meanings ascribed to them in the Credit Agreement. Capitalized terms not defined herein, in the recitals or in the Credit Agreement have the meanings ascribed to them in Articles 8 and 9, as the case may be, of the Uniform Commercial Code in the State of Florida, as in effect from time to time (the “UCC”). As used in this Agreement, the following terms have the following meanings:

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Collateral” means all assets and property of the Borrower Parties, wherever located and whether now owned by the Borrower Parties or hereafter acquired, including, but not limited to: (a) all Inventory; (b) all General Intangibles; (c) all Accounts; (d) all Deposit Accounts; (e) all Chattel Paper; (f) all Instruments and Documents and any other instrument or intangible representing payment for goods or services; (g) all Equipment; (h) all Investment Property; (i) all Commercial Tort Claims; (j) all equity interests in the Subsidiaries; and (k) all parts, replacements, substitutions, profits, products, accessions and cash and non-cash proceeds and Supporting Obligations of any of the foregoing (including, but not limited to, insurance proceeds) in any form and wherever located; provided, in no event shall the term “Collateral” include any Excluded Assets. Collateral shall include all written or electronically recorded books and records relating to any such collateral and other rights relating thereto.

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“Consigned Inventory” means finished goods Inventory which is stored at customers’ facilities on “consignment” as defined in the UCC.

“Copyrights” has the meaning set forth in this Section 1.

“Event of Default” means the occurrence of any of the following: (a) an Event of Default under the Credit Agreement or any other Loan Document, (b) any representation made by the Borrower Parties in this Agreement is false in any material respect on the date as of which made or as of which the same is to be effective or (c) the Borrower Parties fail to comply with any of its obligations under this Agreement.

“Excluded Assets” means the collective reference to: (a) any intent-to-use trademark application to the extent and for so long as creation by the Borrower Parties of a security interest therein would result in the loss by the Borrower Parties of any material rights therein; (b) any rights or property to the extent the pledge thereof or the security interest therein is prohibited by applicable law, rule or regulation (other than to the extent such prohibition is terminated or rendered unenforceable or otherwise deemed ineffective by the applicable Uniform Commercial Code and/or other applicable law and other than the Proceeds thereof the assignment of which is expressly deemed effective under the applicable Uniform Commercial Code and/or other applicable law) or which require governmental (including regulatory) consent, approval, license or authorization to be pledged (unless such consent, approval, license or authorization has been received); (c) any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States) and (d) any interest in Intellectual Property as to which a grant of a security interest by the Borrower Parties is prohibited by any license agreement between any Borrower Party and University of Michigan that is in effect as of the date hereof; provided, however, that Excluded Assets shall not include any Proceeds, substitutions or replacements of any Excluded Assets referred to in any of the foregoing clauses (unless such Proceeds, substitutions or replacements would constitute Excluded Assets referred to in any of the foregoing clauses). Other assets shall be deemed to be “Excluded Assets” if the Secured Party and the Borrower Parties agree in writing that the cost of obtaining or perfecting a security interest in such assets is excessive in relation to the value of such assets as Collateral.

“IP Filing” has the meaning set forth in Section 3(e)(iii) of this Agreement.

“Intellectual Property” means all intellectual property rights and related priority rights protected, created or arising under the Laws of the United States or any other jurisdiction or under any international convention, including all (a) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and statutory invention registrations, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, or extensions of any of the foregoing (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing (collectively, “Trademarks”); (c) copyrights and works of authorship, database and design rights, mask work rights and moral rights, whether or not registered or published, and all registrations, applications, renewals, extensions and reversions of any of any of the foregoing (collectively, “Copyrights”); (d) trade secrets, know-how and confidential and proprietary information, whether or not patentable, including invention disclosures, inventions, formulae, designs, discoveries, processes, research and development information, technical information, methods, techniques, procedures, specifications, operating and maintenance manuals, methods, and engineering drawings (“Trade Secrets”); (e) rights in or to Software or other technology; (f) Internet domain names, social media accounts, social media handles or social media identifiers; (g) any other intellectual or proprietary rights protectable, arising under or associated with any of the foregoing, including those protected by any Law anywhere in the world; and (h) all Licenses.

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“Licenses” means the Borrower Parties’ license agreements with any other Person with respect to a patent, patent application, trademark, trademark registration, trademark application, copyright or copyright application whether the Borrower Parties are a licensor or licensee under any such license agreement and (a) all renewals, extensions, supplements and continuations thereof, (b) income, royalties, damages and payments now or hereafter due and/or payable to the Borrower Parties with respect thereto and damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof and (d) all other rights corresponding thereto throughout the world.

“Patents” has the meaning set forth in this Section 1.

“Secured Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower Parties arising under any Loan Document or otherwise with respect to any financing contemplated by any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower Parties or any Affiliate thereof of any proceeding under the Bankruptcy Code or any other similar law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, expenses and other amounts payable by the Borrower Parties under any Loan Document and (b) the obligation of the Borrower Parties to reimburse any amount in respect of any of the foregoing that the Secured Party, in its sole discretion, may elect to pay or advance on behalf of the Borrower Parties.

“Security Interest” has the meaning specified in Section 2 of this Agreement.

“Software” means any and all (i) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code, object code, human readable form or other form, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow charts and other work products used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, and (iv) all documentation including user manuals and other training documentation relating to any of the foregoing.

“Trademarks” has the meaning set forth in this Section 1.

“Trade Secrets” has the meaning set forth in this Section 1.

2. Grant of Security Interest. The Borrower Parties grant the Secured Party a security interest in the Collateral (the “Security Interest”), whether now owned or hereafter created or acquired, to secure the prompt payment and performance of the Secured Obligations, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362 of the Bankruptcy Code, or otherwise), and all or any portion of the obligations, indebtedness or liabilities that are paid, to the extent all or any part of the payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise.

3. Representations and Warranties of the Borrower Parties. The Borrower Parties represent and warrant to the Secured Party that:

(a) The Borrower Parties own or have rights in (and, in the case of after-acquired property, will own or have rights in) or have the power to grant the Security Interest, and the Borrower Parties’ title

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to the Collateral is free of all Liens other than Liens expressly permitted by the Credit Agreement and no financing statement (other than those in favor of the Secured Party and the holders of Liens expressly permitted by the Credit Agreement) is on file covering any of the Collateral.

(b) Each Account and Chattel Paper constituting Collateral as of this date arose from the performance of services by the Borrower Parties or from a bona fide sale or lease of goods which have been delivered or shipped to the account debtor and for which the Borrower Parties have genuine invoices, shipping documents or receipts.

(c) Each Account and Chattel Paper constituting Collateral is genuine and enforceable against the account debtor according to its terms and complies in all material respects with all applicable laws and regulations. The amount represented by the Borrower Parties to the Secured Party as owed by each account debtor of the Borrower Parties is the amount actually owing and is not subject to setoff, credit, allowance or adjustment, except discount for prompt payment, nor has any account debtor of the Borrower Parties returned the goods or disputed its liability. The Borrower Parties do not have any knowledge, other than as reflected in the Borrower Parties’ financial statements and/or as otherwise disclosed in writing to the Secured Party, of the existence of any facts which might materially impair the credit standing of any account debtor. Other than as reflected in the Borrower Parties’ financial statements and/or as otherwise disclosed in writing to the Secured Party, there has been no default under the terms of any Collateral, and the Borrower Parties have not taken any action to foreclose any security interest in favor of the Borrower Parties or otherwise enforced the payment of the amount due.

(d) All Equipment and Inventory of the Borrower Parties is located at the locations set forth in Exhibit A attached hereto, except for Inventory in transit or temporarily located elsewhere in the ordinary course of the Borrower Parties’ business. As of the date of this Agreement, no Inventory of the Borrower Parties is stored with a bailee, warehouseman, processor or similar Person, except as identified on Exhibit A. The Borrower Parties do not have any Consigned Inventory. Each Borrower Party’s jurisdiction of organization is the State of Delaware. The name of the Borrower is “SeaStar Medical, Inc.” and the name of the Parent is “SeaStar Medical Holding Corporation”. The Borrower Parties’ place of business or, if more than one, their chief executive office, and the place where the Borrower Parties keeps their records concerning Accounts and all originals of Chattel Paper is set forth on Exhibit A.

(e) (i) Exhibit B attached hereto contains a correct and complete list and description of all Intellectual Property owned by the Borrower Parties and registered with the United States Patent and Trademark Office or the United States Copyright Office.

(ii) The Borrower Parties own directly, or are entitled to use by license or otherwise, all Intellectual Property necessary for or of importance to the conduct of the Borrower Parties’ business as now conducted.

(iii) The Borrower Parties will execute and deliver to the Secured Party, within five (5) Business Days of the date hereof, with respect to the registered Intellectual Property that the Borrower Parties own as of the date hereof, and from time to time after the date hereof with respect to any additional registered Intellectual Property that the Borrower Parties acquire or register after the date hereof, as promptly as practicable after such subsequent acquisition or registration, a Notice of Grant of Security Interest in Copyrights substantially in the form of Exhibit C or such other form as the Secured Party may reasonably require, a Notice of Grant of Security Interest in Patents substantially in the form of Exhibit D or such other form as the Secured Party may reasonably require and/or a Notice of Grant of Security Interest in Trademarks substantially in the form of Exhibit E or such other form as the Secured Party may reasonably require (the “IP Filings”). The provisions of the IP Filings are supplemental hereto and shall not impair any of the rights and remedies granted to the Secured Party herein.

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(f) The Borrower has no Subsidiaries. The Parent’s only Subsidiary is the Borrower.

4. The Borrower Parties Remain Liable. Anything contained herein to the contrary notwithstanding, (a) the Borrower Parties shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of the Borrower Parties’ duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Borrower Parties from any of the Borrower Parties’ duties or obligations under the contracts and agreements included in the Collateral and (c) the Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Borrower Parties thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

5. Further Assurances.

(a) The Borrower Parties agree that from time to time, at the Borrower Parties’ expense, the Borrower Parties will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, in the judgment of the Secured Party, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower Parties will: (i) at the Secured Party’s request, mark conspicuously each item of the Borrower Parties’ Chattel Paper, with a legend, in form and substance satisfactory to the Secured Party, acting in the Secured Party’s reasonable discretion, indicating that the Chattel Paper is subject to the Security Interest granted hereby, (ii) at the Secured Party’s request, deliver and pledge to the Secured Party hereunder all of the Borrower Parties’ Instruments and all original counterparts of the Borrower Parties’ Chattel Paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party acting in the Secured Party’s reasonable discretion, (iii) within ninety (90) days after the date hereof, cooperate with the Secured Party in obtaining a control agreement in form and substance satisfactory to the Secured Party with respect to Collateral consisting of the Borrower Parties’ Investment Property, Deposit Accounts, Letter-of-Credit Rights and electronic Chattel Paper, (iv) execute and file such instruments and/or notices as may be necessary or desirable, in the judgment of the Secured Party, in order to perfect and preserve the security interests granted or purported to be granted hereby, including without limitation, the Security Interest, (v) at any reasonable time and upon reasonable notice, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, (vi) at the request of the Secured Party, appear in and defend any action or proceeding that may affect the Borrower Parties’ title to, or the Secured Party’s Security Interest in, the Collateral, (vii) deliver to the Secured Party, promptly upon the receipt thereof by or on behalf of the Borrower Parties, all equity certificates constituting Collateral (it being understood that, prior to delivery to the Secured Party, all such certificates shall be held in trust by the Borrower Parties for the benefit of the Secured Party pursuant hereto), with such certificates to be delivered in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, in each case in form and substance acceptable to the Secured Party, and (viii) if the Borrower Parties now or at any time hereafter hold or acquire a Commercial Tort Claim in an amount in excess of $50,000, promptly notify the Secured Party in a writing signed by the Borrower Parties of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

(b) The Borrower Parties hereby authorizesthe Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. The Borrower Parties further authorize the Secured Party’s use in any such financing statements of generic descriptions

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of collateral such as “all personal property” or “all assets” and any such financing statements may be filed in any and all jurisdictions deemed reasonably necessary to the Secured Party.

6. Certain Covenants of the Borrower Parties. The Borrower Parties shall:

(a) notify the Secured Party of any change in the Borrower Parties’ name, identity, organizational identification number, organizational structure or state of organization at least thirty (30) days prior to such change;

(b) give the Secured Party at least thirty (30) days’ prior written notice of any change in the Borrower Parties’ chief place of business, chief executive office or the office where the Borrower Parties keeps their records regarding their Accounts and all originals of all their Chattel Paper; and

(c) pay and discharge all lawful taxes, assessments and governmental charges if the failure to do so could reasonably be expected to result in a Lien attaching to any of the Collateral.

7. Special Covenants With Respect to Equipment and Inventory. The Borrower Parties shall:

(a) keep the Borrower Parties’ Equipment and Inventory (other than Inventory in transit or temporarily located elsewhere in the ordinary course of business) at the places of the Borrower Parties therefor specified on Exhibit A annexed hereto or, upon 30 days’ prior written notice to the Secured Party, at the other places in jurisdictions where all action that may be necessary or desirable, in the judgment of the Secured Party, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable the Secured Party to exercise and enforce its rights and remedies hereunder, with respect to the Equipment and Inventory shall have been taken; and

(b) cause the Equipment necessary in the Borrower Parties’ operations to be maintained and preserved in good working order and condition, ordinary wear and tear excepted, and make or cause to be made all necessary repairs thereto and replacements and other improvements thereof.

8. Insurance. The Borrower Parties shall, at their own expense, maintain with financially sound and reputable insurance companies insurance with respect to their properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such Persons.

9. Special Covenants With Respect to Accounts.

(a) The Borrower Parties shall keep their chief place of business and chief executive office and the office where they keeps their records concerning the Borrower Parties’ Accounts, and all originals of all of the Borrower Parties’ Chattel Paper, at the location therefor specified in Exhibit A or, upon at least 30 days’ prior written notice to the Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, in the judgment of the Secured Party determined, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable the Secured Party to exercise and enforce its rights and remedies hereunder, with respect to the Borrower Parties’ Accounts shall have been taken.

(b) Except as otherwise provided in this subsection (b), the Borrower Parties shall continue to collect in the ordinary course, at their own expense, all amounts due or to become due to the Borrower Parties under the Borrower Parties’ Accounts. In connection with such collections, the Borrower Parties may take (and, after the occurrence and during the continuance of an Event of Default, at the Secured Party’s direction, shall take) such action as the Borrower Parties or the Secured Party may deem necessary

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or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to the Borrower Parties of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct the account debtors or obligors to make payment of all amounts due or to become due to the Borrower Parties thereunder directly to the Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Secured Party and, upon such notification and at the expense of the Borrower Parties, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower Parties might have done, as more fully described in Section 16(b). After receipt by the Borrower Parties of the notice from the Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by the Borrower Parties in respect of the Borrower Parties’ Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Borrower Parties and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 21, and (ii) the Borrower Parties shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

(c) If an Event of Default has occurred and is continuing, the Borrower Parties will deliver to the Secured Party promptly upon its request duplicate invoices with respect to each Account owned by the Borrower Parties bearing the language of assignment as the Secured Party shall specify.

10. Special Covenants With Respect to Intellectual Property.

(a) The Borrower Parties shall not enter into any agreement with respect to their Intellectual Property, including any license agreement, which is inconsistent with the Borrower Parties’ obligations under this Agreement without the Secured Party’s prior written consent.

(b) The Borrower Parties shall not do any act, or omit to do any act, whereby any of the Borrower Parties’ Intellectual Property may lapse, become abandoned or dedicated to the public, or become invalid or unenforceable.

(c) The Borrower Parties shall take all necessary steps to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain the registration of, the Borrower Parties’ Intellectual Property.

11. License of Intellectual Property. The Borrower Parties hereby grant to the Secured Party, effective upon the occurrence and during the continuance of an Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by the Borrower Parties that relates to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable the Secured Party, to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, permitted assigns and permitted transferees of the Secured Party, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without any requirement that any monetary payment whatsoever be made to the Borrower Parties.

12. Transfers and Other Liens. The Borrower Parties shall not:

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(a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as expressly permitted by the Credit Agreement; or

(b) except for (i) Liens expressly permitted by the Credit Agreement and (ii) Liens granted pursuant to that certain Security Agreement, dated as of even date herewith, between the Borrower Parties and LMFAO Sponsor, LLC, a Florida limited liability company (“Sponsor”), to secure the obligations of Parent to Sponsor under that certain Consolidated Amended and Restated Promissory Note dated as of even date herewith in the initial principal amount of $2,785,000.00, create or suffer to exist any Lien upon or with respect to any of the Collateral.

13. Secured Party Appointed Attorney-in-Fact. The Borrower Parties hereby irrevocably appoint the Secured Party as their attorney-in-fact, with full authority in the place and stead of the Borrower Parties and in the name of the Borrower Parties, the Secured Party or otherwise, from time to time in the Secured Party’s discretion, upon the occurrence and during the continuance of an Event of Default (except with respect to the actions described in clause (a) below which may be taken whether or not an Event of Default has occurred or is continuing), to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, (a) to obtain and adjust insurance required to be maintained by the Borrower Parties pursuant to Section 8 and (b) upon the occurrence and during the continuation of an Event of Default:

(i) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(ii) to receive, endorse and collect any drafts or other instruments, documents and Chattel Paper of the Borrower Parties;

(iii) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

(iv) to pay or discharge taxes or liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party shall constitute Secured Obligations hereunder, due and payable immediately without demand;

(v) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with the Borrower Parties’ Accounts and other documents relating to the Collateral; and

(vi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party’s option, and the Borrower Parties’ expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as the Borrower Parties might do.

14. Secured Party May Perform. If the Borrower Parties fail to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Borrower Parties, shall bear interest at a rate equal to the Default Rate until paid and shall constitute Secured Obligations hereunder.

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15. Standard of Care. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. The Secured Party may comply with any applicable state or federal law requirements in connection with the disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of such disposition.

16. Remedies.

(a)
General. If an Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and under the Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the UCC or such Uniform Commercial Code applies to the affected Collateral), and also may (i) require the Borrower Parties to, and the Borrower Parties hereby agree that they will at their expense and promptly after request of the Secured Party, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to the Secured Party, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent requested by the Secured Party; provided, however, the Secured Party shall have no obligation to process, repair or recondition the Collateral prior to disposition, (iv) without notice except as specified below or required by applicable law, with or without having taken possession, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable and (v) exercise any and all of its rights under any control agreement or similar arrangement relating to any Collateral, including transferring any Collateral subject to such control agreement or similar arrangement into the name, or possession of, the Secured Party and giving any control notices, entitlement notices, entitlement orders or other instructions with respect thereto. The Secured Party may specifically disclaim any warranties of title or the like at any such sale. The Secured Party may be the purchaser of any or all of the Collateral at any such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Borrower Parties, and the Borrower Parties hereby waive (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which the Borrower Parties now have or may at any time in the future have under any applicable law. The Borrower Parties agree that, to the extent notice of sale shall be required by law, at least ten days’ notice to the Borrower Parties of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Borrower Parties hereby waive any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.
(b)
Lockbox.

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(i)
At any time after the occurrence and during the continuance of an Event of Default, the Borrower Parties shall cooperate with the Secured Party to establish the Lockbox and Cash Collateral Account (each as defined below), under the sole dominion and control of the Secured Party (to the extent permitted by applicable law), into which monies, checks, notes, drafts or other payment for or proceeds of the Collateral shall be paid as set forth in clause (ii) below.
(ii)
If an Event of Default shall have occurred and be continuing, the Borrower Parties shall direct all Account Debtors to make payments on the Borrower Parties’ Accounts directly into a lockbox established by the Borrower Parties with an institution acceptable to the Secured Party and over which the Secured Party shall have sole control and authority (to the extent permitted by applicable law) pursuant to documentation in form and substance satisfactory to the Secured Party (the “Lockbox”). Thereafter, if any monies, checks, notes, drafts or other payment for or proceeds of the Collateral shall come into the possession or under the control of the Borrower Parties, the Borrower Parties shall hold same in trust for Secured Party, and the Borrower Parties shall remit or cause the same to be remitted, in kind, to Secured Party or to any agent or agents appointed by Secured Party for that purpose, and such monies, checks, notes, drafts or other payment for or proceeds of the Collateral shall be credited to the Cash Collateral Account, unless the Secured Party shall otherwise elect. Following the occurrence and during the continuance of an Event of Default, the Secured Party may, in its sole discretion, take control of and endorse the Borrower Parties’ name(s) to any of the items of payment or proceeds described in this Section 16. For the purposes of this section, the Borrower Parties irrevocably, hereby make, constitute and appoint the Secured Party, and all persons designated by the Secured Party for that purpose, as the Borrower Parties’ true and lawful attorney and agent-in-fact to take any such actions following the occurrence and during the continuance of an Event of Default. All such items of payment or proceeds received through the Lockbox or directly from the Borrower Parties during the continuance of an Event of Default shall, unless the Secured Party shall otherwise elect, be deposited into a cash collateral account maintained with an institution acceptable to the Secured Party (the “Cash Collateral Account”) over which the Secured Party has sole control and authority (to the extent permitted by applicable law) and shall be applied by the Secured Party to the Secured Obligations.
(iii)
The Borrower Parties shall execute all documents requested by the Secured Party with respect to the Cash Collateral Account and the Lockbox and agrees to pay the Secured Party promptly upon demand for any and all fees, costs and expenses which the Secured Party reasonably incurs or that the relevant third party institution customarily charges in connection with the opening and maintaining of the Cash Collateral Account and the Lockbox and depositing for collection by the Secured Party any monies, checks, notes, drafts or other items of payment received and/or delivered on account of the Secured Obligations.

The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

17. No Marshalling. The Secured Party has no obligation to, and the Borrower Parties waive any right they may have to require the Secured Party to, marshal any assets in favor of the Borrower Parties, or against or in payment of any of the Secured Obligations.

18. Sales on Credit. If the Secured Party sells any of the Collateral upon credit, the Borrower Parties will be credited only with payments actually made by the purchaser, received by the Secured Party and applied to the Secured Obligations. In the event that the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral and the Secured Obligations will be credited with the proceeds of such sale.

19. Deficiency Judgments. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Borrower Parties shall be liable for the deficiency and

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the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. If it is determined by an authority of competent jurisdiction that a disposition by the Secured Party did not occur in a commercially reasonable manner, the Secured Party may obtain a deficiency from the Borrower Parties for the difference between the amount of the Secured Obligations foreclosed and the amount that a commercially reasonable sale would have yielded.

20. Retention of Collateral. The Secured Party will not be considered to have offered to retain the Collateral in satisfaction of the Secured Obligations unless the Secured Party has entered into a written agreement with the Borrower Parties to that effect.

21. Application of Proceeds. During the continuance of an Event of Default, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by the Secured Party, unless otherwise required by law, to the Secured Obligations in any manner that the Secured Party, in its sole discretion, may determine until all Secured Obligations are paid in full, with the excess, if any, remitted to the Borrower Parties.

22. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, (b) be binding upon the Borrower Parties, their respective successors and assigns and (c) inure, together with the rights and remedies hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Upon the indefeasible payment in full of all Secured Obligations, the security interest granted hereby shall automatically terminate and all rights to the Collateral shall immediately revert to the Borrower Parties.

23. Amendments; No Waiver. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by the Borrower Parties or the Secured Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Borrower Parties in a document which is clearly identified as an amendment to this Agreement. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No other act, including but not limited to a failure to exercise or a delay in exercising any right, power or privilege hereunder, on the part of the Secured Party shall be deemed to be a waiver of such right, power or privilege or an acquiescence of any default or Event of Default.

24. Notices. All notices provided for herein shall be sent to the addresses and in the manner set forth in the Credit Agreement.

25. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

26. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

27. Governing Law; Terms. This Agreement is being delivered in and shall be deemed to be a contract governed by the laws of the State of Florida and shall be interpreted and the rights and obligations of the parties hereunder enforced in accordance with the internal laws of that state without regard to the principles of conflicts of laws providing for the application of the laws of another jurisdiction.

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28. Submission to Jurisdiction; Service of Process. ALL JUDICIAL PROCEEDINGS IN ANY MANNER RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY OBLIGATIONS HEREUNDER OR THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF FLORIDA LOCATED IN HILLSBOROUGH COUNTY. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE BORROWER PARTIES IRREVOCABLY:

(a) ACCEPT GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(b) WAIVE ANY DEFENSE OF FORUM NON CONVENIENS;

(c) AGREE THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE BORROWER PARTIES AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT;

(d) AGREES THAT SERVICE AS PROVIDED IN SECTION (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE BORROWER PARTIES IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND

(e) AGREES THAT THE SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE BORROWER PARTIES IN THE COURTS OF ANY OTHER JURISDICTION.

29. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

30. Limitation of Liability. THE BORROWER PARTIES HEREBY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER FROM THE SECURED PARTY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES, OF WHATEVER NATURE, OTHER THAN ACTUAL DAMAGES.

31. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed

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counterpart of a signature page of this Agreement by facsimile or e-mail transmission of a portable document file (also known as a PDF file) shall be effective as delivery of a manually executed counterpart of this Agreement.

[remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.

BORROWER:

SEASTAR MEDICAL, INC.

By: /s/Eric Schlorff

Name: Eric Schlorff

Title: Chief Executive Officer

PARENT:

SEASTAR MEDICAL HOLDING CORPORATION

By: /s/Eric Schlorff

Name: Eric Schlorff

Title: Chief Executive Officer

Agreed and accepted:

SECURED PARTY:

LM FUNDING AMERICA, INC.

By: /s/Bruce M. Rodgers

Name: Bruce M. Rodgers

Title: Chief Executive Officer

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EXHIBIT A

Place of Business/Chief Executive Office, Location of Equipment and Inventory

Entity	Chief Executive Office / Principal Place of Business	Locations of Equipment and Inventory
SeaStar Medical, Inc.	3513 Brighton Blvd., Suite 410 Denver, CO 80216	3513 Brighton Blvd., Suite 410 Denver, CO 80216
SeaStar Medical Holding Corporation	3513 Brighton Blvd., Suite 410 Denver, CO 80216	3513 Brighton Blvd., Suite 410 Denver, CO 80216

1

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EXHIBIT B

Intellectual Property

Trademarks

[to be provided]

Copyrights

[to be provided]

Patents

[to be provided]

Exhibit B-1

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EXHIBIT C

FORM OF

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of October 28, 2022 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) by and among SEASTAR MEDICAL, INC., a Delaware corporation (the “Borrower”), SEASTAR MEDICAL HOLDING CORPORATION, a Delaware corporation (the “Parent” and, together with the Borrower, the “Borrower Parties”) and LM FUNDING AMERICA, INC., a Delaware corporation (the “Secured Party”), the Borrower Parties have granted a continuing security interest in and continuing lien upon the copyrights and copyright applications shown on Schedule 1 attached hereto to the Secured Party.

The Borrower Parties and the Secured Party hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

SEASTAR MEDICAL, INC.

By:

Name:

Title:

SEASTAR MEDICAL HOLDING CORPORATION

By:

Name:

Title:

Acknowledged and Accepted:

LM FUNDING AMERICA, INC.

By:

Name:

Title:

Exhibit C-1

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Schedule 1

Copyrights

[to be provided]

Exhibit C-1

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EXHIBIT D

FORM OF

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of October 28, 2022 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) by and among SEASTAR MEDICAL, INC., a Delaware corporation (the “Borrower”), SEASTAR MEDICAL HOLDING CORPORATION, a Delaware corporation (the “Parent” and, together with the Borrower, the “Borrower Parties”), and LM FUNDING AMERICA, INC., a Delaware corporation (the “Secured Party”), the Borrower Parties have granted a continuing security interest in and continuing lien upon the patents and patent applications shown on Schedule 1 attached hereto to the Secured Party.

The Borrower Parties and the Secured Party hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

SEASTAR MEDICAL, INC.

By:

Name:

Title:

SEASTAR MEDICAL HOLDING CORPORATION

By:

Name:

Title:

Acknowledged and Accepted:

LM FUNDING AMERICA, INC.

By:

Name:

Title:

Exhibit D-1

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Schedule 1

Patents

[to be provided]

Exhibit D-1

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EXHIBIT E

FORM OF

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of October 28, 2022 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) by and among SEASTAR MEDICAL, INC., a Delaware corporation (the “Borrower”), SEASTAR MEDICAL HOLDING CORPORATION, a Delaware corporation (the “Parent” and, together with the Borrower, the “Borrower Parties”), and LM FUNDING AMERICA, INC., a Delaware corporation (the “Secured Party”), the Borrower Parties have granted a continuing security interest in and continuing lien upon the trademarks and trademark applications shown on Schedule 1 attached hereto to the Secured Party.

The Borrower Parties and the Secured Party hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

SEASTAR MEDICAL, INC.

By:

Name:

Title:

SEASTAR MEDICAL HOLDING CORPORATION

By:

Name:

Title:

Acknowledged and Accepted:

LM FUNDING AMERICA, INC.

By:

Name:

Title:

Exhibit E-1

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Schedule 1

Trademarks

[to be provided]

Exhibit E-1

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